Exhibit 10.1
WITHDRAWAL FROM
REGISTRATION AGREEMENT

This Withdrawal (this "Withdrawal") from that certain Registration Agreement, dated as of October 12, 2007, by and among CDW Corporation (f/k/a VH Holdings, Inc.), a Delaware corporation ("CDW"), and the other parties thereto (as amended or restated from time to time, the "Registration Agreement"), is made and entered into as of August 27, 2014 by and among CDW, John A. Edwardson and Whispering Pines Capital LLC (collectively with John A. Edwardson, "Holder"). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Agreement.
WHEREAS, Holder is an Other Securityholder as defined the Registration Agreement; and
WHEREAS, Holder desires to withdraw from being a party to the Registration Agreement and, in connection therewith, Holder and CDW desire to terminate all rights and obligations with respect to Holder under the Registration Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.
Withdrawal; Termination of Rights and Obligations. Holder hereby withdraws from, and terminates his status as a party to, the Registration Agreement. Accordingly, upon execution of this Withdrawal and effective as of the date hereof, (i) Holder shall no longer be a party to the Registration Agreement and all rights and obligations of Holder thereunder shall be terminated, and (ii) none of CDW or any other party to the Registration Agreement shall have any further rights or obligations with respect to Holder under the Registration Agreement. Each of Holder and CDW hereby waives any rights it may have pursuant to the Registration Agreement that in any way conflict with or otherwise prohibit or restrict the withdrawal and termination contemplated hereby, including without limitation any notice requirements.

I.
Governing Law. This Withdrawal shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

II.	Counterparts. This Withdrawal may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

III.	Descriptive Headings. The descriptive headings of this Withdrawal are inserted for convenience only and do not constitute a part of this Withdrawal.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Withdrawal as of the date set forth in the introductory paragraph hereof.

__/s/ John A. Edwardson__________
John A. Edwardson

Whispering Pines Capital LLC

By: __/s/ John A. Edwardson_________
Name: John A. Edwardson
Title: Manager

CDW Corporation

By: ___/s/ Christine A. Leahy__________
Name:    Christine A. Leahy

Title:	Senior Vice President, General Counsel & Corporate Secretary

Acknowledged and Agreed:

MADISON DEARBORN CAPITAL PARTNERS
V-A, L.P.

By:    Madison Dearborn Partners V-A&C, L.P.
Its:    General Partner

By:    Madison Dearborn Partners, LLC
Its:    General Partner

By:    ___/s/ Robin P. Selati _______________
Name:    Robin P. Selati
Its:    Managing Director

MADISON DEARBORN CAPITAL PARTNERS
V-C, L.P.

By:    Madison Dearborn Partners V-A&C, L.P.
Its:    General Partner

By:    Madison Dearborn Partners, LLC
Its:    General Partner

By:    ___/s/ Robin P. Selati _______________
Name:    Robin P. Selati
Its:    Managing Director

MADISON DEARBORN CAPITAL PARTNERS
V EXECUTIVE-A, L.P.

By:    Madison Dearborn Partners V-A&C, L.P.
Its:    General Partner

By:    Madison Dearborn Partners, LLC
Its:    General Partner

By:    ___/s/ Robin P. Selati _______________
Name:    Robin P. Selati
Its:    Managing Director

Acknowledged and Agreed:

PROVIDENCE EQUITY PARTNERS VI, L.P.

By:    Providence Equity GP VI L.P.
Its:    General Partner

By:    Providence Equity Partners VI LLC
Its:    General Partner

By:    ___/s/ Robert S. Hull _________________
Name:     Robert S. Hull
Its:    Authorized Signatory

PROVIDENCE EQUITY PARTNERS VI-A, L.P.

By:    Providence Equity GP VI L.P.
Its:    General Partner

By:    Providence Equity Partners VI LLC
Its:    General Partner

By:    ___/s/ Robert S. Hull _________________
Name:     Robert S. Hull
Its:    Authorized Signatory